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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 6, 2007




                              HAROLD'S STORES, INC.
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             (Exact name of registrant as specified in its charter)


          Oklahoma                   1-10892                     73-1308796
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


           5919 Maple Avenue
             Dallas, Texas                                          75235
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code              (214) 366-0600


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         (Former name or former address, if changed since last report.)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On November 6, 2007, Chief Financial Officer Jodi L. Taylor tendered her resignation to the Company, effective December 6, 2007. Ms. Taylor has accepted a position as Chief Financial Officer at The Container Store, Inc. in Dallas, Texas.

     The Company has not yet named a successor to Ms. Taylor, or designated a new Principal Accounting Officer. However, the Company has two long-term financial employees. Robert P. Cole, age 41, an employee of the Company since 1993, is currently the Controller and Brian K. Wolf, age 39, an employee of the Company since 1999, is currently the Assistant Controller.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     HAROLD'S STORES, INC.



Date:  November 12, 2007             By: /s/ Jodi L. Taylor
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                                         Jodi L. Taylor, Chief Financial Officer